AMENDMENT NO. 8

             TO THE AIRBUS A321 PURCHASE AGREEMENT

                 dated as of February 14, 1990

                            between

                        AVSA, S.A.R.L.

                              and

            INTERNATIONAL LEASE FINANCE CORPORATION




This Amendment No. 8 (hereinafter referred to as the "Amendment") entered into as of October 4, 1995, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer") ;


                          WITNESSETH


WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve
(12) firmly ordered Airbus Industrie A321 model aircraft (the "Aircraft") and four (4) option Airbus Industrie A321 model aircraft (the "A321 Purchase Agreement"), which agreement has been further amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and has been amended by Amendment No. 1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992, Amendment No. 3 dated as of January 3, 1994, Amendment No. 4 dated as of February 28, 1994, Amendment No. 5 dated as of September 23, 1994, Amendment No. 6 dated as of December 27, 1994 (the "A321 Amendment No. 6") and Amendment No. 7 dated as of July 5, 1995 ;

WHEREAS, the Buyer and the Seller entered into a certain A320 Purchase Agreement, dated as of November 10, 1988, relating to the sale by the Seller and the purchase by the Buyer of eighteen
(18) firmly ordered Airbus Industrie A320 model aircraft (the "A320 Aircraft") and eleven (11) option Airbus Industrie A320

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model aircraft (the "A320 Purchase Agreement"), which agreement has been further amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and has been amended by Amendment No. 1 dated as of February 24, 1989, Amendment No. 2 dated as of February 14, 1990, Amendment No. 3 dated as of June 18, 1991, Amendment No. 4 dated as of December 20, 1991, Amendment No. 5 dated as of June 24, 1992, Amendment No. 6 dated as of November 30, 1992, Amendment No. 7 dated as of December 10, 1992, Amendment No. 8 dated as of October 29, 1993, Amendment No. 9 dated as of January 3, 1994, Amendment No. 10 dated as of June 8, 1994, Amendment No. 11 dated as of September 23, 1994 and Amendment No. 12 dated as of December 27, 1994 (the "A320 Amendment No. 12") ;

WHEREAS, the Buyer and the Seller entered into a certain General
Terms Agreement, dated as of November 10, 1988, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "G.T.A." ;

WHEREAS, the Buyer has elected to    *    ;

WHEREAS, the Buyer and the Seller agree to have all Aircraft ordered by the Buyer to the Seller as of the date hereof and
remaining to be delivered as from    *   manufactured in
accordance with the same standard specification;

WHEREAS, in line with the terms of Paragraph 6 of Letter Agreement No. 1 dated December 27, 1994, the Seller hereby confirms the availability of a version of the Airbus Industrie
 *  model aircraft featuring a      *     (the "A321-200
Aircraft") and the Buyer confirms its desire to have
     *     ;

The parties agree that this Amendment shall formally amend and constitute part of the A321 Purchase Agreement.


NOW, THEREFORE, IT IS AGREED AS FOLLOWS :



A.   *

1.   *

*

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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2.   DELIVERY SCHEDULE

*

3.   EFFECT ON PREDELIVERY PAYMENTS

*



B.   STANDARD SPECIFICATION FOR THE REMAINING AIRCRAFT

1.   A321-100 STANDARD SPECIFICATION

The Buyer and the Seller hereby agree that, with respect to all Aircraft ordered by the Buyer to the Seller and to be delivered
by the Seller to the Buyer as from    *   and originally
scheduled to be manufactured in accordance with the provisions of Paragraph 1 of Amendment No. 5 to the A321 Purchase Agreement or in accordance with the provisions of Paragraph 2 of A321 Amendment No. 6 (the "Remaining Aircraft"), such provisions are hereby superseded and replaced by the following provisions:

QUOTE

3.2 The Remaining Aircraft shall be manufactured in accordance with the A321-100 Standard Specification Document No. E.000.01000, Issue 3, Dated January 31, 1994 (a copy of which is annexed as Exhibit A of Amendment No. 6 to the A321 Purchase Agreement), as amended by the change orders set forth in Exhibit A to the Amendment No. 8 to the A321 Purchase Agreement. Such Standard Specification, as so amended, is hereinafter referred to as the "Specification". The Specification may be further modified from time to time pursuant to the General Terms Agreement.

UNQUOTE


2.   AIRFRAME PRICE

As a consequence of Paragraph 1 above, Subclause 4.4.1 of the A321 Purchase Agreement, as further amended, is hereby superseded and replaced by the following provisions, with respect to the Remaining Aircraft:

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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QUOTE

4.1.1  Base Price of the Airframe for the Remaining Aircraft

The Base Price of the Airframe for the Remaining Aircraft shall be the sum of:

     (i) the Base Price of standard A321-100 airframe, as described in Paragraph 2, Part B, of Amendment No. 8 to the A321 Purchase Agreement, excluding Buyer Furnished Equipment and SCN's at delivery conditions prevailing
     in    *   , which is    *    (     *     ), and

     (ii) the Base Price of all change orders set forth in Exhibit A to the Amendment No. 8 to the A321 Purchase Agreement that are mutually agreed upon prior to the execution and delivery of the Amendment No. 8 to the A321 Purchase Agreement, at delivery conditions prevailing
     in    *   , which is    *        (     *     ).

The Base Price of the Airframe for the Remaining Aircraft is subject to adjustment to the date of delivery of the relevant
Remaining Aircraft in accordance with the Airframe Price Revision
Formula set forth in Appendix 1 of A321 Amendment No. 6.

UNQUOTE


3.   EFFECT ON PREDELIVERY PAYMENTS

The Buyer and Seller hereby agree that the Aircraft Predelivery
Payment Reference Price with respect to the Remaining Aircraft shall not be adjusted to reflect the Airframe Price change described in Paragraph 2 hereof.

C.   *

1.   *

*

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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2.   A321-200 SPECIFICATION

Subclause 3.2 of the A321 Purchase Agreement is hereby superseded and replaced by the following paragraph with respect to the A321-200
Aircraft:

QUOTE

3.2 The A321-200 Aircraft shall be manufactured in accordance with the A321-200 Standard Specification Document No. E.000.02000, Issue 1, dated June 30, 1995 (a copy of which is provided separately), as amended by the change orders set forth in Exhibit A to the Amendment No. 8 to the A321 Purchase Agreement and as further amended to include a Specification Change Notice reconverting the Avionics S.F.E. into Avionics B.F.E.. Such A321-200 Standard Specification, as so amended, is hereinafter referred to as the "A321-200 Specification". The A321-200 Specification may be further modified from time to time pursuant to the General Terms Agreement.

UNQUOTE

3.   PRICE

The terms and conditions of Paragraph 3 of the A321 Amendment No.
6 are cancelled and replaced by the following provisions, with respect to the A321-200 Aircraft:

QUOTE

4.1   Base Price of the A321-200 Aircraft

The Base Price of the each A321-200 Aircraft is the sum of:

      -  the Base Price of the A321-200 Airframe, and

      -  the Base Price of the Propulsion Systems.

4.1.1  Base price of the A321-200 Airframe

The Base Price of the A321-200 Airframe shall be the sum of:

       (i) the Base Price of standard A321-200 airframe, as described in Paragraph 2, Part C, of Amendment No. 8 to the A321 Purchase Agreement, excluding Buyer Furnished Equipment and SCN's at delivery conditions prevailing
       in    *   , which is    *   (     *     ), and

       (ii) the Base Price of all change orders set forth in Exhibit A to the Amendment No. 8 to the A321 Purchase Agreement that are mutually agreed upon prior to the execution and delivery of the Amendment No. 8 to the A321 Purchase Agreement, at delivery conditions
       prevailing in    *   , which is    *
       (     *     ).

The Base Price of the A321-200 Airframe is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 of A321 Amendment No. 6.

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.
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4.1.2  Base Price of the CFM International 56-5B3 Propulsion
Systems

The Base Price of a set of CFM 56-5B3 Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):

(i)  Base Price of the CFM 56-5B3 Engines

The Base Price of a set of two (2) CFM 56-5B3 engines and additional standard equipment at delivery conditions prevailing
in    *   is    *   (      *      ).  Said Base Price has been
calculated with reference to the Reference Price indicated by CFM
International of    *    (     *     ) as defined by the Reference
Composite Price Index of 111.82 and in accordance with delivery
conditions prevailing in    *   .


Said Reference Price is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the CFM International Price Revision Formula set forth in Appendix 2 of A321 Amendment No. 6.

(ii)  Base Price of Nacelles and Thrust Reversers

The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5B3 shall be as set forth in Paragraph
3 of A321 Amendment No. 6.

Said Base Price is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 of
A321 Amendment No. 6.

4.1.3  Base Price of the IAE V2533-A5 Propulsion Systems

The Base Price of a set of two (2) IAE V2533-A5 Propulsion
Systems including related equipment, nacelles and thrust
reversers, at delivery conditions prevailing in    *
is    *   (       *       ).  Said Base Price has
been calculated with reference to the Reference Price
indicated by IAE of    *   (     *     ) in accordance with
theoretical delivery conditions prevailing in    *   .

Said Reference Price is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the IAE Price Revision Formula set forth in Appendix 3 of
A321 Amendment No. 6.

UNQUOTE

4.2 Selection of Propulsion Systems and validity of the Propulsion Systems Reference Prices

The terms and conditions of the quoted provisions of Paragraph
4.2 and 4.3 contained in Paragraph 3 of A321 Amendment No. 6 shall apply to the A321-200 Aircraft.


4.   EFFECT ON PREDELIVERY PAYMENTS

The Predelivery Payment Reference Price with respect to the A321-200 Aircraft will be as defined in Paragraph 6 of A321 Amendment No. 6, as adjusted to reflect the A321-200 Airframe Base Price and IAE V2533-A5 Propulsion Systems Base Price described in Paragraph 3 hereof.

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.
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*


D.   EFFECT OF AMENDMENT

The A321 Purchase Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the A321 Purchase Agreement.

This Amendment shall be effective upon satisfaction of all conditions hereof and of the A321 Purchase Agreement.


E.   CONFIDENTIALITY

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions hereof. The provisions of this Paragraph E shall survive any termination of this Amendment.


F.   GOVERNING LAW AND JURISDICTION

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.  THE PERFORMANCE OF THIS
AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL
OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF
THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS AMENDMENT.

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.
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If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the A321 Purchase
Agreement as of the date first above written.



Agreed and Accepted,                  Yours sincerely,

INTERNATIONAL LEASE                   AVSA, S.A.R.L.
FINANCE CORPORATION






By:  __/s/_R.G. Duncan___       By:   __/s/_Michele Lascaux___

Its: __Senior Vice President__  Its:  __Director Contracts___

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                                                      EXHIBIT A


                         CHANGE ORDERS


R.F.C.      DESIGNATION                              COMMENTS

23.E 1002   Installation of 3rd VHF                  *
            Com. System (B.F.E.)

23.E 1003   Installation of boarding music and       *
            prerecorded announcement (B.F.E.)

23.E 1006   System provisions for P.E.S.             *

23.E 1010   Installation of ACARS (B.F.E.)           *
                                                     requires a
                                                     3rd
                                                     VHF system

23.E 1015   Full provisions for one HF system        *

23.E 1021   Hot mike capability for C.V.R.           *

_________________________________________________________________

25.E 1037   Moveable class divider including         *
            curtain

25.E 1101   Lav.D modification for stretcher         *
            loading

25.E 1105   Cabin Configuration 217 pax all economy  One of the two
            DRWG AI 321-25.3097 rev B                cabin layouts
                                                     designated by the
                                                     Buyer (A321 P.A.
                                                     Exhibit B paragr. 1)

25.E 1106   Additional cabin attendant seat at door
            Nr 2 R/H (total 6)

25.E 1108   Provisions for additional cabin attendant
            seats (two single, one double)

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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                                                      EXHIBIT A


                         CHANGE ORDERS


R.F.C.      DESIGNATION                              COMMENTS

31.E 1011   Use of U.S. units in place of metric     *
            units

_________________________________________________________________

33.E 1002   Installation of Logo Lights              *

33.E 1004   Installation of wing tip synchronized    *
            strobe lights

33.E 1008   Floor proximity escape path markings     *
            (Electro Luminescent System)

_________________________________________________________________

34.E 1006   Full provisions for 2nd A.D.F. system    *
            (B.F.E.)

34.E 1018   Provisions for TCAS II                   *

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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                                                      EXHIBIT B


                     LIST OF ELIGIBLE AIRCRAFT

AIRCRAFT                                  DELIVERY MONTH
RANK

13            A321         Firm           *
14            A321         Firm           *
15            A321         Firm           *
16            A321         Firm           *

17            A321         Firm           *
18            A321         Firm           *
19            A321         Firm           *
20            A321         Firm           *
21            A321         Firm           *
22            A321         Firm           *

23            A321         Firm           *
24            A321         Firm           *
25            A321         Firm           *
26            A321         Firm           *
27            A321         Firm           *
28            A321         Firm           *
29            A321         Firm           *

30            A321         Firm           *
31            A321         Firm           *
32            A321         Firm           *
33            A321         Firm           *
34            A321         Firm           *
35            A321         Firm           *

36            A321         Firm           *
37            A321         Firm           *

38            A321         Firm           *

 1            A321         Option         *

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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                    A321-200:  Spec, Issue 1


                      BFE turned into SFE


ATA 23:

2   VHF transceiver      + vendor change ALLIEDSIGNAL by COLLINS VHF 700A

3   Boomset

1   SSCVR                + change from CVF FAIRCHILD to SSCVR ALLIEDSIGNAL


ATA 25:

1   Megaphone


ATA 31:

1   SSFDR                + change DFDR LORAL-FAIRCHILD to SSFDR ALLIEDSIGNAL


ATA 34:

2   VOR/Marker receiver  + vendor change from ALLIEDSIGNAL to COLLINS

1   ADF reciever

2   ATC transponder

2   DME interrogator

1   Radar system (single)  + vendor change from ALLIEDSIGNAL to COLLINS

1   GFWC


ATA 35:

1   PBE (cockpit)
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